Oct. 23, 2020
Steward Select Bond Fund
Steward Select Bond Fund
STEWARD FUNDS, INC.
on behalf of its series
Steward Covered Call Income Fund
Steward Select Bond Fund
(the “Funds”)

Supplement dated October 23, 2020 to the Currently Effective Prospectus dated August 31, 2020

This Supplement reports the following changes to information in the Funds’ Prospectus dated August 31, 2020.

B.
Effective immediately, the following information replaces the existing similar disclosure in the seventh paragraph under “Principal Investment Strategies” in Steward Select Bond Fund’s summary section of the Prospectus.

When the portfolio manager believes that future U.S. interest rates will trend to higher levels (largely, but not entirely, due to an expected increase in general economic activity producing a change in Federal Reserve Bank policy), the portfolio manager typically will decrease the portfolio’s duration. When the portfolio manager believes that future U.S. interest rates will trend to lower levels (largely, but not entirely, due to an expected decrease in general economic activity producing a change in Federal Reserve Bank policy), the portfolio manager typically will increase the portfolio’s duration. Contributing to duration target decisions is a view of future inflationary price pressures which also determine Federal Reserve Bank policymaking expectations. Other factors such as liquidity, credit concerns, and relative yield levels may also direct how duration is created across sectors and may inhibit, or augment, how portfolio duration targets are selected.

Please retain this Supplement for future reference.